FIRST PLACE FINANCIAL CORPORATION®

- Retail Banking
- Mortgage Lending
- Commercial Banking
- Wealth Management
- Insurance
- Real Estate and Title Agency

2009 Annual Shareholders’ Meeting October 29, 2009 Steven R. Lewis, President & CEO David W. Gifford, CFO Exhibit 99.1

economic conditions in the market areas
the Company conducts business, which
could materially impact credit quality trends,
changes in laws, regulations or policies of
regulatory agencies, fluctuations in interest
rates, demand for loans in the market areas
the Company conducts business, and
competition, that could cause actual results
to differ materially from historical earnings
and those presently anticipated or
projected. The Company wishes to caution
readers not to place undue reliance on any
such forward-looking statements, which
speak only as of the date made. The
Company undertakes no obligation to
publicly release the result of any revisions
that may be made to any forward-looking
statements to reflect events or
circumstances after the date of such
statements or to reflect the occurrence of
anticipated or unanticipated events.
When used in this presentation, or future
presentations or other public or
shareholder communications, in filings by
First Place Financial Corp. (the Company)
with the Securities and Exchange
Commission, or in oral statements made
with the approval of an authorized
executive officer, the words or phrases
“will likely result,” “are expected to,” “will
continue,” “is anticipated,” “estimate,”
“project” or similar expressions are
intended to identify “forward-looking
statements” within the meaning of the
Private Securities Litigation Reform Act of
1995. Such forward-looking statements
involve known and unknown risks,
uncertainties and other factors, which may
cause the Company’s actual results to be
materially different from those indicated.
Such statements are subject to certain
risks and uncertainties including changes in
Forward-Looking Statements

• Business of the Meeting
• 2009 Financial Overview and Q1 ’10 Highlights
• 2009 Environment, Achievements, & Challenges
• Question & Answer
• Recognizing Commitment & Leadership
• Election Results
First Place Annual Meeting Agenda

4 Financial Results Fiscal 2009 Results 1 Quarter 2010 Results Capital st

5 Fiscal 2009 Results

6 Net Income (Loss) History $(110.43) $10.79 $25.62 2009 2008 2007 Dollars in Millions

Factors Contributing to the Decline in Net Income
$28.21 $29.67 $31.06 All Other Components of Net Income
3.53 .25 .17 Federal Deposit Insurance
6.29 2.33 .47 Real Estate Owned Expense
27.94 10.70 4.80 Provision for Loan Losses
Credit Related Charges
8.74 5.60 - Securities Impairment
92.14 - - Goodwill Impairment
$(110.43) $10.79 $25.62 Net Income (Loss)
2009 2008 2007
All amounts are in Millions of Dollars and are Net of Income Taxes

Goodwill
-
The Value of Having All the Elements of a
Business Assembled and Operating
Name Recognition
Operating Systems and Procedures
Existing Customers
Trained Work Force
What Does It
Represent
-
Total Purchase Price
Less Fair Value of Assets and Liabilities
Equals Goodwill
How Is the
Amount
Determined
- When You Acquire a Company or a Line of
Business
Where Does It
Come From

- During 2009 Our Earnings Were Not
High Enough to Support a Stock
Price Equal to Our Book Value
Why Did We Write It Off
- They Were Not. Regulators Begin by
Subtracting Goodwill from Capital
for All Regulatory Capital Ratios
How Were Our
Regulatory Capital Ratios
Affected
- As an Intangible Asset without
Amortization Unless Impaired
How is Goodwill
Accounted For
- None What is the Impact on
Future Periods
- First Place Completed 7 Acquisitions
in the Past Nine Years
Why Did First Place Have
Goodwill

10 Positive Income Factors $10.21 $8.35 $6.44 Service Charges and Fees on Deposit Accounts Mortgage Banking Gains 14.47 9.26 7.24 2009 2008 2007 Dollars in Millions

11 1 Quarter 2010 Results st

12 Net Income (Loss) By Quarter $(6.16) 9/30/08 Quarter Ended $(94.10) 12/31/08 9/30/09 6/30/09 3/31/09 Net Income (Loss) $(5.91) $(12.72) $2.54 Dollars in Millions

Factors Negatively Impacting Net Income
Credit Related Charges
14.63 12.75 4.42 5.99 4.78 Provision for Loan
Losses
.69 3.97 .72 .90 .70 Real Estate Owned
Expense
.94 1.98 .64 .84 .07 FDIC Insurance
$(5.91) $(12.72) $2.54 $(94.10) $(6.16) Net Income (Loss)
92.14 Goodwill Impairment
- .75 - 1.65 6.06 Securities Impairment
$10.35 $6.73 $8.32 $7.42 $5.45 All Other Components of
Net Income
9/30/08
Quarter Ended
12/31/08 9/30/09 6/30/09 3/31/09
All amounts are in Millions of Dollars and are Net of Income Taxes

Asset Quality
27.9% $50.64 $39.58 Allowance for Loan Losses
22.8% $126.74 $103.23 Nonperforming Loans
5.17% 4.18% Nonperforming Loans to Total Loans
2.07% 1.60% Allowance for Loan Losses to Total
Loans
Percentage
Increase
9/30/09 6/30/09
Dollars in Millions

Positive Income Factors
$3.15 $2.94 $2.68 $2.46 $2.14 Service Charges on
Deposit Accounts
$3.91 $3.77 $6.81 $2.11 $1.78 Mortgage Banking Gains
3.38% 3.06% 2.85% 2.81% 3.07% Net Interest Margin
9/30/08
Quarter Ended
12/31/08 9/30/09 6/30/09 3/31/09
Dollars in Millions

First Place Financial Corp.
• Selected for the Treasury Capital Purchase Program for
Healthy Institutions
• Issued $73 Million in Preferred Stock and Warrants on
3/13/09
• Invested $31 Million in First Place Bank to Strengthen
Capital Position
First Place Bank
• Was Considered “Well Capitalized” Before $31 Million
• Has Remained “Well Capitalized”
Capital

10.61%
10.42%
11.47%
12.37%
11.16%
Jun-05 Jun-06 Jun-07 Jun-08 Jun-09
Minimum to be well capitalized = 10.00%
10.00%
12
Total Capital to Risk Weighted Assets
Year End Bank Regulatory Capital is at a Five Year High
Minimum to be well capitalized = 10.00%

18 Capital – First Place Financial Corp. 8.27% 7.96% Tangible Equity to Tangible Assets 8.57% 8.27% Equity to Assets Cash on Hand $45.14 $46.79 9/30/09 6/30/09 Dollars in Millions

Capital – First Place Bank
8.35%
11.42%
12.67%
9/30/09
5.00%
6.00%
10.00%
Required to
be Well
Capitalized
5.42% 11.23% Tier 1 Capital to Risk
Weighted Assets
2.67% 12.37% Total Capital to Risk
Weighted Assets
Tangible Capital to
Adjusted Assets
3.35% 8.16%
Excess 6/30/09

• Ticker Symbol: FPFC
• Average Daily Trading Volume:  51,201  (7/1/09 - 9/30/09)
• Primary Regulator:  Office of Thrift Supervision
• Institutional & Insider Ownership:  22.7% & 11.0%
respectively
First Place
Assets $3.2 Billion
Retail Locations 44
Loan Offices 18
States:  Ohio, Indiana, Maryland,
Michigan, Pennsylvania
First Place Corporate Profile

44 Retail Locations
18 LPOs
2 Business Financial Services Centers
APB Financial Group
Michigan
Grand Rapids
Flint
Ann Arbor
Battle Creek
Detroit
Toledo
Cleveland
Warren
Akron
Fort Wayne
Indiana
Ohio
Pittsburgh
Indianapolis
Dayton
Columbus
Cincinnati
West Virginia
MI
IN
OH
PA
MD
Montgomery County
Rockville
Bethesda
Washington D.C.

Multi-State Footprint 21

FIRST PLACE

Each depositor insured to at least $100,000
FDIC
Federal Deposit Insurance Corporation
THE WALL STREET JOURNAL.
Los Angeles Times
Sun-Sentinel
The Washington Post
The Miami Herald
Orlando Sentinel
St. Petersburg Times
Schools chief
YOU DON'T LOOK SO HEALTHY.
WHAT KIND OF CRACK IS THAT??
BANKS
STRESS TEST

22 “Remember the Alamo” CFPA FDIC Media Admin D.C. Regulators Credit Fraud Cyber Fraud ODP Community Banks Community Banks

23 • Commercial Banking Kenton Thompson • Mortgage Banking Bruce Wenmoth • Retail Dominique Stoeber • Wealth Management Mark Wenick Transitioning our Business Model

24 • Control • Consistency • Complexity • Risk • Efficiency What did we gain?

COST OF DEPOSITS
Quarter Ended
6/30/09 9/30/09
Q4 09 Q1 10 Change
Cost of Deposits                2.03%            1.74% -0.29%
Cost of Deposits 2.26%            1.93% -0.33%
(Less Noninterest-bearing checking)
NET CHECKING ACCOUNT GROWTH 2009
Consumer 1,792
Business Checking 1,421
Retail Banking

26 FY ’08 FY ’09 Q1 ’10 Loan Originations $1.3B $1.9B $.458B Gain on Sale $9.3 mil $14.5 mil $3.9 mil Conclusions: Keep Growing Purchase new loan origination system Mortgage Banking

27 Reallocation of Resources Commercial

WEALTH MANAGEMENT
Insurance
Delivered by First Place Insurance
• Property and Casualty
• Health Care
• Disability
• Professional Liability
• Long-Term Care
Retail Banking
Delivered by Private Bankers and Financial Centers
• Private Platinum Deposits
• Private Platinum Loans
Mortgage Loans
Delivered by First Place Mortgage Loan Officers
Small Business
Professional Services
Delivered by Business Relationship Specialists
• Business Deposit Accounts
• Treasury Management Accts.
Customer served by Private Bankers
Financial Planning
Delivered by First Place Investments
• Asset Allocation
• Retirement Planning
• Education Planning
• Charitable Planning
• Cash Flow Analysis
Fiduciary Services
Delivered by third party through Private Bankers
• Estate Settlement
• Trusteeships
Investments
Delivered by First Place Investments
• Separately Managed Accts.
• Mutual Funds
• Annuities
Estate Planning and
Wealth Replacement Insurance
Delivered by third party through First Place Insurance
• Tax Savings Strategies
• Charitable Inclinations
• Distribution Plans

28

• Net charge-offs $31.6 million
• Total added to Reserves $43.0 million
• Non-performing loans increased by $52 million
• Total properties acquired in FY’09 - 208 units
• Total properties sold in FY’09 - 135 units
• $33 million in Real Estate Owned at 9/30/09
• Reserves at 2.07% at 9/30/09
2009

30 What’s the Plan? Credit Challenges …

• Transitioned corporate business model to Line of Business
• Opened new LPO in Rockville, Maryland
• Opened new LPO in Grand Rapids, Michigan
• Integrated OC Financial into First Place Bank
• Acquired the Guerra, Richards and Mulvey Insurance
• Developed new comprehensive model for providing wealth management services
• Transitioned the Franklin Bank name to First Place Bank
• Launched a new web site
• Opened our new Liberty office
• Consolidated two Southfield, Michigan offices into one new facility
• Implemented Remote Capture, Positive Pay features, and automated Lock Box
Strategic Achievements

Corporate Accolades
• Second largest publicly traded savings institution in Ohio, and 26 largest in America
• Deemed “well capitalized” by the U.S. Treasury Office of Thrift Supervision
• Ranked in the Top 150 Performers two years in a row by Bank Director magazine
• Named one of the country’s Top 100 Mid-Tier Banks by US Banker magazine
• Number one mortgage lender in many of the markets served
• Chosen by FNMA to help pilot their new Home Path Program
• First Place originators included in Mortgage Originator magazine’s list of the nation’s top 200 mortgage originators for 10 consecutive years, including six recognized for their 2008 performance
• Named Top Bank by readers of the Warren Tribune Chronicle
• Named Top Bank by readers of the Flint Morning Journal
th

RACE2FIRSTPLACEBANK.COM

- **Customer sweepstakes with grand prize of Chevy Cruze**
  (Three winners, one from each of our major regions)
- **Campaign delivers on our community commitment**
- **High marketing value and visibility underscore First Place brand recognition in long-term campaign**

33

First Place Bank Holiday Foodbank Campaign

- Foodbanks are seeing a 30 percent increase in demand
- First Place is responding to community needs with a foodbank campaign in November-December
- Campaign will benefit local communities with a $12,500 donation distributed among all regions and a food drive in every branch (week of Nov. 15)

With our help, they won't stay empty.

34

35 “It’s not the load that breaks you down, it’s the way you carry it.” - Lou Holtz

36 QUESTION & ANSWER

Congratulations to Our Newest
and Most Recently Promoted Officers
Daniel C. Cook Vice President - Commercial Banking
Cathy L. Doerr Senior Vice President, Regional Sales Manager
Wayne A. Jannette Vice President, Senior Portfolio Manager
James H. MacQueen Vice President, REO/REH Manager
Kathleen E. Marks Senior Vice President, Regional Sales Manager
Ginger L. Nolen Vice President, Branch Sales Manager
Todd R. Sardich Vice President, Senior Credit Risk Officer
Richard R. Sculthorpe Vice President, Senior Portfolio Manager
Racheal L. Solida Assistant Vice President, Business Relationship Specialist
Cynthia Vespa Assistant Vice President, Branch Sales Manager
Christina M. Wiskur Assistant Vice President, Business Relationship Specialist

38 Thank You Board Member Jeffrey B. Ohlemacher Years of Service 2006 - 2009

39 The Bank That Means The Bank That Means Business Business